EXHIBIT 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
     I, Warren E. Pinckert II, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Cholestech Corporation on Form 10-K for the fiscal year ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Cholestech Corporation.

	By:	/s/ Warren E. Pinckert II
Date: June 14, 2006		Name:	Warren E. Pinckert, II
		Title:	President and Chief Executive Officer

     I, John F. Glenn, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Cholestech Corporation on Form 10-K for the fiscal year ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Cholestech Corporation.

	By:	/s/ John F. Glenn
Date: June 14, 2006		Name:	John F. Glenn
		Title:	Vice President of Finance and Chief Financial Officer